SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    -------------------


                                    Form 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: January 16, 2003




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
Commission          Exact name of registrant as specified in its charter  State of       I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation  I.D. Number

1-14514             Consolidated Edison, Inc.                             New York       13-3965100
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600




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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.     OTHER EVENTS

Unaudited net income for common stock for Consolidated Edison, Inc. ("Con Edison") for the year ended December 31, 2002 was $ 646.0 million compared with $682.2 million for the year ended December 31, 2001. Con Edison's unaudited net income for common stock for the quarter ended December 31, 2002 was $118.3 million compared with $125.1 million for the quarter ended December 31, 2001. Excluding the cumulative effect of changes in accounting principles, Con Edison's unaudited net income for common stock for the year and quarter ended December 31, 2002 was $ 668.1 million and $120.2 million, respectively. The changes in accounting principles were the adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets," and the ceasing to apply Emerging Issues Task Force Issue No. 98-10, "Accounting for Contracts Involved in Energy Trading and Risk Management Activities" (which was rescinded). See Note I to the Con Edison financial statements in Part I, Item 1 of the combined Con Edison, Consolidated Edison Company of New York, Inc, and Orange and Rockland Utilities, Inc. Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (the "Form 10-Q")

Reference is made to "Application of Critical Accounting Policies - Accounting for Pensions and Other Postretirement Benefits" in Con Edison's Management's Discussion and Analysis of Financial Condition and Results of Operation in Part I, Item 2 of the Form 10-Q. Con Edison expects a decrease of $54 million in after-tax net credits to net income for pensions and other postretirement benefits in 2003, as compared to 2002, reflecting a decline of 8.6 percent in the market value of Con Edison's pension plan assets for 2002 and a decrease in the expected annual return on plan assets from the 2002 assumption of 9.2 percent to 8.8 percent. At December 31, 2002, the fair value of the company's pension plan assets exceeded the plan's accumulated benefit obligation. The company did not make a cash contribution to its pension plan in 2002, and is not required to do so in 2003.

The preceding paragraph includes forward-looking statements of future expectation. Actual results might differ materially from those expected because of factors such as those identified in "Forward-Looking Statements" in Part I of the Form 10-Q.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c) See Exhibit Index.


ITEM 9.         REGULATION FD DISCLOSURE

The material attached hereto as Exhibits 99.1 and 99.2 which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CONSOLIDATED EDISON, INC.



                         By: /s/ Joan S. Freilich
                                 Joan S. Freilich
                                 Executive Vice President and
                                   Chief Financial Officer



DATE:  January 16, 2003


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                                      - 4 -


                                Index to Exhibits


                                                              Sequential Page
                                                              Number at which
Exhibit   Description                                         Exhibit Begins


99.1      Press release, dated January 16, 2003

99.2      Major Factors Affecting Earnings